SUPPLEMENT DATED OCTOBER 15, 2015
 TO

PROSPECTUS DATED MAY 1, 1998
FOR LIBERTY ADVISOR

ISSUED BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
 VARIABLE ACCOUNT J

This supplement contains information regarding a change to an investment option that is available under your Contract.

On or about May 1, 2016, the name of the following investment option will change:

Current Name	New Name

Columbia Variable Portfolio – Cash Management Fund	Columbia Variable Portfolio – Government Money Market Fund

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE